Exhibit 10.1

ENVISION HEALTHCARE HOLDINGS, INC.
2015 PROVIDER STOCK PURCHASE PLAN

1.                                      Purpose of the PSPP.  The purpose of the PSPP is to promote the interest of the Company and its stockholders by providing certain Providers with an opportunity to purchase Common Stock of the Company.  By encouraging stock ownership, the Company seeks to attract, retain and motivate Providers to enter into long term arrangements to provide services to the Company and to encourage them to devote their best efforts to the business and financial success of the Company.  The PSPP is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.

2.                                      Definitions.

Whenever used herein, the following terms shall have the respective meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act.

“Board” means the Company’s Board of Directors.

“Cause” has the meaning set forth in the Omnibus Incentive Plan.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Change-in-Control” means the happening of any of the events that would constitute a “Change in Control” under the Omnibus Incentive Plan.

“Committee” means the Compensation Committee of the Board.

“Common Stock” shall mean the common stock, par value $0.01 per Share, of the Company and such other stock or securities into which such common stock is hereafter converted or for which such common stock is exchanged.

“Company” means Envision Healthcare Holdings, Inc., a Delaware corporation.

“Compensation” means annual base salary during a Purchase Period and does not include any bonus, severance or overtime payment, disability payment, contributions to an employee benefit plan or other similar payment or contribution.  If determined by the Committee, other forms of compensation may be included in or excluded from the definition of Compensation.

“Contribution” means the amount of an after-tax payroll deduction a Provider has made, as set out in such Provider’s payroll deduction authorization form.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Expiration Date” means the last day of an Offering as designated by the Committee, which, in any event, shall not be more than twenty-seven (27) months after the Start Date.

“Fair Market Value” has the meaning set forth in the Omnibus Incentive Plan.

“Offering” means the grant of Purchase Rights under the PSPP.

“Omnibus Incentive Plan” means the Envision Healthcare Holdings, Inc. 2013 Omnibus Incentive Plan.

“PA Affiliate” has the meaning set forth in the Omnibus Incentive Plan.

“Provider” means an Eligible Physician (as defined under the Omnibus Incentive Plan) or any other employee of a PA Affiliate.  For purposes of the PSPP, the employment or service relationship shall be treated as continuing intact while the individual is on sick leave, military leave, any other leave of absence approved by the Company, Subsidiary or PA Affiliate or if the individual transfers between locations of the Company or between the Company and its Subsidiaries and PA Affiliates.  For purposes of this PSPP, where the period of leave exceeds three (3) months and the individual’s right to reemployment or continued service is not guaranteed either by statute or by contract, the employment or service relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period.

“PSPP” means the Envision Healthcare Holdings, Inc. 2015 Provider Stock Purchase Plan.

“Purchase Period” means the period of an Offering beginning on the Start Date and ending on the Expiration Date.

“Purchase Price” means the purchase price per Share subject to the Purchase Right determined pursuant to Section 11(c).

“Purchase Rights” means rights to purchase Shares under the PSPP on the terms or conditions set forth herein and as determined by the Committee as provided hereunder.

“Securities Act” means the Securities Act of 1933, amended.

“Share” means a share of Common Stock.

“Start Date” means the first business day of each Purchase Period of the PSPP.

“Subsidiary” means any corporation in an unbroken chain of corporations beginning with (and including) the Company in which each corporation other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.                                      Administration of the PSPP.

(a)                                 The Committee shall administer the PSPP unless and until the Board delegates administration to another committee, as provided in Section 3(c); provided, however, that, this delegation shall not be construed as limiting the power of the Board, in its sole discretion, to take any action delegated to the Committee hereunder.

(b)                                 The Committee shall have the power, subject to, and within the limitations of, the express provisions of the PSPP:

(i)                                     To determine when and how Purchase Rights shall be granted and the provisions of each Offering of such Purchase Rights (which need not be identical).

(ii)                                  To construe and interpret the PSPP and Purchase Rights granted under the PSPP, and to establish, amend and revoke rules and regulations for the administration of the PSPP. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the PSPP, in a manner and to the extent it shall deem necessary or expedient to make the PSPP fully effective.

(iii)                               Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company.

(iv)                              The Committee may adopt any sub-plans applicable to residents of any specified foreign jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any applicable tax or other laws in such jurisdiction or to otherwise facilitate the administration of the PSPP.

(c)                                  Any or all of the powers, duties, and responsibilities of the Committee hereunder may be delegated by the Committee to, and thereafter exercised by, one or more persons designated by the Committee, including members of management of the Company and/or members of the human resources function of the Company, and any determination, interpretation, or other action taken by such designee shall have the same effect hereunder as if made or taken by the Committee.

4.                                      Participation in the PSPP.  The individuals who shall be eligible to receive grants of Purchase Rights under an Offering shall be all Providers selected by the Committee to participate in an Offering and who are so employed or engaged by the

Company or any of its Subsidiaries or PA Affiliates, on the Start Date of such Offering.  Notwithstanding the foregoing, the Committee may, on a prospective basis, exclude from participation in the PSPP Providers (a) who customarily work less than 120 hours per month for the Company, any of its Subsidiaries or PA Affiliates or have not provided at least 240 hours of service to such entity prior to the applicable Offering Period or (b) who are citizens or residents of a non-U.S. jurisdiction if grant of a Purchase Right under the PSPP is prohibited under the laws of such non-U.S. jurisdiction.  No Provider shall be eligible to participate in the PSPP if, at such time, the Provider is eligible to participate in the Envision Healthcare Holdings, Inc. 2015 Employee Stock Purchase Plan.

5.                                      Stock.

(a)                                 The stock subject to an Offering shall be authorized but unissued Shares, or Shares that have been bought on the open market at prevailing market prices or otherwise. Subject to adjustment in accordance with the provisions of Section 11(g), the total number of Shares which may be the subject of Offerings under the PSPP shall not exceed in the aggregate 1,200,000 Shares.

(b)                                 In the event that any Shares, which are the subject of an Offering, are not purchased, such unpurchased Shares may again be available for subsequent Offerings.

6.                                      Number of Shares That a Provider May Purchase.

(a)                                 An eligible Provider may elect to purchase through payroll deductions under an Offering a number of whole Shares determined by the Committee from time to time.

(b)                                 The number of whole Shares that a participating Provider may purchase on the Expiration Date shall be determined by dividing such Provider’s Contributions accumulated prior to such Expiration Date and retained in such Provider’s account as of the Expiration Date by the applicable Purchase Price; provided, however, that such purchase shall be subject to the limitations set forth in Section 6 and Section 11(b).

(c)                                  Notwithstanding the foregoing provisions of the PSPP, no eligible Provider may elect to purchase under Offerings in any single calendar year a number of whole Shares which, together with all other shares in the Company, Subsidiaries and PA Affiliates which the Provider may be entitled to purchase in such year pursuant to an Offering and under any other stock purchase plan has an aggregate fair market value (measured in each case as of the Expiration Date) in excess of $25,000.

7.                                      Participation.

(a)                                 An eligible Provider may become a participant in the PSPP by completing a payroll deduction authorization form and any other required enrollment documents provided by the Committee or its designee and submitting them to the Committee or its designee in accordance with the rules established by the Committee.  The enrollment documents, which may be in electronic form or completed through an interactive voice response system or a website, shall set forth the portion of the Provider’s Compensation, including any minimum or maximum Contribution percentage, to be paid as Contributions pursuant to the PSPP.  A Provider’s payroll deduction authorization shall become effective on the Start Date.

(b)                                 Unless otherwise determined by the Company, payroll deductions in respect of an Offering shall commence on the first full payroll period beginning on or after the Start Date of such Offering and shall end on the last payroll period ending prior to the Expiration Date of such Offering, unless sooner terminated by the participating Provider as provided in Section 10.

(a)                                 Each Provider who is granted a Purchase Right under the PSPP for any Purchase Period shall have the same rights and privileges as all other Providers granted Purchase Rights under the PSPP for such Purchase Period.

8.                                      Method of Payment of Contributions.

(a)                                 A participating Provider shall elect to have payroll deductions made on each payday during the Offering in whole percentages from one percent (1%) to, and not exceeding, fifteen percent (15%), or such lower amount specified by the Committee for such Offering, of such participating Provider’s Compensation during the Offering.  All payroll deductions made by a participating Provider shall be credited to his or her account under the PSPP. A participating Provider may not make any additional payments into such account.

(b)                                 A participating Provider may discontinue his or her participation in an Offering under the PSPP as provided in Section 10.

9.                                      Exercise of Purchase Rights.  Unless a participating Provider withdraws from an Offering under the PSPP as provided in Section 10, his or her right to purchase whole Shares in any Offering will be exercised automatically on each Expiration Date of an Offering, and the maximum number of whole Shares subject to the Purchase Right will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account.

10.                               Voluntary Withdrawals; Termination of Service.

(a)                                 Unless otherwise determined by the Committee prior to an Offering, a participating Provider may withdraw all but not less than all the Contributions credited to his or her account under an Offering prior to the Expiration Date of such Offering by notifying the Company in the form and manner designated by the Company. To the extent that such a withdrawal is permitted, all of the withdrawing participating Provider’s Contributions credited to his or her account will be paid to him or her without interest not later than sixty (60) days after receipt of his or her notice of withdrawal and his or her Purchase Right for the then current Offering will be automatically terminated, and no further Contributions for the purchase of Common Stock will be permitted or made during the Offering.  A participating Provider who withdraws from an Offering will be automatically withdrawn from future Offerings.  Such Provider must re-enroll pursuant to Section 7(a) to participate in future Offerings.

(b)                                 Upon termination of the participating Provider’s service as a Provider prior to the Expiration Date of an Offering for any reason, whether voluntary or involuntary, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the Provider’s beneficiary or estate, as applicable, and his or her Purchase Right will be automatically terminated.

(c)                                  Subject to Section 10(a), a participating Provider’s withdrawal from an Offering will not have any effect upon his or her eligibility to participate in a succeeding Offering or in any similar plan that may hereafter be adopted by the Company.

11.                               Terms and Conditions of Offerings.

(a)                                 General:

The Offerings shall be made to such Providers, and in such form, as the Committee shall from time to time approve, and shall contain such terms and conditions as the Committee shall prescribe not inconsistent with the PSPP.

(b)                                 Maximum Number of Shares:

In addition to the limitations provided by Section 6, the Committee may specify a maximum number of Shares that may be purchased by any participating Provider during an Offering, and in connection with each Offering made may specify a maximum aggregate number of Shares that may be purchased by all participating Providers pursuant to such Offering.  If the aggregate purchase of Shares issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Committee action otherwise, a pro rata allocation of the Shares available shall be made in as nearly a uniform manner as shall be practicable and equitable.

(c)                                  Purchase Price:

The Purchase Price applicable to an Offering shall equal ninety percent (90%) of the Fair Market Value per Share on the Expiration Date of such Offering.

(d)                                 Term of Offerings:

Each Offering shall commence on the Start Date and terminate, subject to earlier termination by the Committee, on the Expiration Date.

(e)                                  Provider’s Purchase Directions:

Subject to Section 10(b), each Offering shall provide that the participating Provider at the conclusion of the Purchase Period may purchase all of the whole Shares purchasable in such Offering with the Contributions credited to such Provider’s account unless such Provider shall, in the manner provided for in the Offering, notify the Company as set forth in Section 10(a) that the Provider does not desire to purchase any of such Shares.

(f)                                   Change-in-Control:

In the event of a Change-in-Control, then: (i) any surviving or acquiring corporation may continue or assume Purchase Rights outstanding under the PSPP or may substitute similar rights (including a right to acquire the same consideration paid to stockholders in the Change-in-Control) for those outstanding under the PSPP, or (ii) if any surviving or acquiring corporation does not assume such Purchase Rights or does not substitute similar rights for Purchase Rights outstanding under the PSPP, then the Committee, in its sole discretion may (a) close the Purchase Period early and permit the Providers’ accumulated payroll deductions to be used to purchase Shares immediately prior to the Change-in-Control under the ongoing Offering, and the Providers’ Purchase Rights under the ongoing Offering shall terminate immediately after such purchase; or (b) terminate such Offering and refund the Providers’ accumulated payroll deductions.

(g)                                  Adjustments:

In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of Shares, offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar event affects the Common Stock such that an adjustment is required in order to preserve or prevent an enlargement of the benefits or potential benefits intended to be made available under this PSPP has occurred, then the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable, adjust any or all of (1) the number and kind of Shares which thereafter may be made the subject of Offerings under the PSPP, (2) the number and kind of Shares subject to outstanding Offerings and (3) the Purchase Price with respect to any of the foregoing and/or, if deemed appropriate, make provision for a cash payment to a person who has outstanding Purchase Rights; provided, however, that the number of Shares subject to any such Purchase Rights shall always be a whole number.

(h)                                 Delivery of Shares:

As soon as practicable after each Expiration Date, the Company shall deliver the Shares acquired by each Provider during a Purchase Period to the Provider or an account established in the Provider’s name at a stock brokerage or other financial services firm designated by the Company.  No certificates shall be delivered with respect to the Shares acquired by a Provider.

(i)                                     Nontransferability:

Each Purchase Right granted under this PSPP shall be nontransferable; provided that nothing in this Section 11(i) shall preclude the Provider from designating a beneficiary to receive any benefit payable hereunder upon his death, or the executors, administrators, or other legal representatives of the Provider or his estate from assigning any rights hereunder to the person or persons entitled thereto.  During the lifetime of the Provider to whom the Purchase Right is granted, the Shares under a Purchase Right may be purchased only by the participant.  No right or interest of a participant in any Purchase Right shall be liable for, or subject to, any lien, obligation, or liability of such Provider.

(j)                                    Provider’s Agreement:

If, at the time of the purchase of Shares which are covered by Purchase Rights under an Offering, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Provider purchasing such Shares shall agree that such Provider will purchase such shares for investment and not with any present intention to resell the same, the Provider will, upon the request of the Company, execute and deliver to the Company an agreement to such effect.  The Company may also require that a legend setting forth such investment intention be stamped or otherwise written on the certificates for Shares purchased pursuant to the PSPP.

By electing to participate in a Purchase Period, each participating Provider acknowledges and agrees that (i) the Shares acquired under the PSPP may lose some or all of their value in the future; (ii) the Provider is able to afford to bear the economic risk of any loss in value of the Shares; and (iii) the Provider is subject to the Company’s insider trading policy (as in effect from time to time), which may limit the Provider’s ability to acquire or sell Shares under the PSPP during blackout periods or such times the Provider possesses material nonpublic information.

(k)                                 Rights as a Stockholder:

A Provider who has been granted Purchase Rights hereunder shall have no rights as a stockholder with respect to Shares covered by such Purchase Rights until the date of the issuance of the Shares to the Provider.  No adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.  For purposes of the PSPP, the Company, in lieu of the issuance of certificates, may utilize a book entry account system for recording ownership of Shares, subject to the rules generally applicable to such system.

(l)                                     Interest:

No interest shall accrue on payroll deductions made under or pursuant to the PSPP or any Offering hereunder.

12.                               Registration Compliance.

(a)                                 No Shares may be purchased under a Purchase Right unless the Shares to be issued or transferred upon purchase are covered by an effective registration statement pursuant to the Securities Act or are eligible for an exemption from the registration requirements, and the PSPP is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the PSPP.

(b)                                 If, on an Expiration Date of any Offering Period, the Shares are not registered or exempt or the PSPP is not in such compliance, no Shares under the Purchase Rights granted under the PSPP shall be purchased on the Expiration Date.  The Expiration Date shall be delayed until the Shares are subject to such an effective registration statement or exempt, and the PSPP is in such compliance.

(c)                                  If, on the Expiration Date of any Purchase Period, as delayed to the maximum extent permissible, the Shares are not registered or exempt and the PSPP is not in such compliance, no Shares under the Purchase Rights shall be purchased, and all Contributions accumulated during the Purchase Period (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Provider in a lump sum as soon as reasonably practicable without any interest thereon.

13.                               Term of PSPP.  The Board approved the PSPP on February 25, 2015, subject to the subsequent approval of the Company’s shareholders.  No Shares may be issued under the PSPP before the approval of the PSPP by the Company’s shareholders.  The PSPP shall terminate on the earlier of (a) the day before the tenth anniversary of such approval, (b) all Common Stock subject to the PSPP has been issued, or (c) the Board terminates the PSPP pursuant to Section 14.  If the PSPP is not approved by the Company’s shareholders on or prior to the Expiration Date of the initial Offering or if the PSPP is otherwise terminated, all funds accumulated in a Provider’s account shall be paid to such Provider in a lump sum as soon as reasonably practicable without any interest thereon, and all Purchase Rights shall automatically terminate.

14.                               Amendments and Termination of PSPP.  The PSPP is wholly discretionary in nature. As such, the Committee may, in its sole discretion, from time to time alter, amend, suspend, or terminate the PSPP or alter or amend any and all Purchase Rights or terminate any Offering; provided, however, that no such action of the Committee may, without the approval of the stockholders, make any amendment for which stockholder approval is necessary to comply with any tax or regulatory requirement with which the Committee has determined it is necessary or advisable to have the Company comply.  Subject to the limitations in this Section 14 relating to stockholder approval, the Committee may, in its sole discretion, make such amendment or modification to the PSPP or any Purchase Rights granted hereunder as is necessary or desirable to comply with, or effectuate administration of, the PSPP under the laws, rules or regulations of any foreign jurisdiction, the laws of which may be applicable to the PSPP or its participants hereunder.

15.                               Application of Funds.  The proceeds received by the Company from the sale of the Common Stock pursuant to an Offering will be used for general corporate purposes.

16.                               Taxes.  The participating Providers will receive an IRS Form 1099-MISC from the Company or a Subsidiary, and such Provider shall be solely responsible for all federal, state and local taxes.  For the avoidance of doubt, neither the Company nor any of its Subsidiaries or PA Affiliates will be responsible for withholding or paying any federal, state or local taxes.  At the Company’s request, a participating Provider will be required to provide the Company, its Subsidiaries or any PA Affiliates with any information reasonably required for tax reporting purposes.

17.                               At-Will Employment.  Nothing in the PSPP shall confer upon any Provider any right to continue in the employ of the Company or any of its Subsidiaries or PA Affiliates or shall interfere with or restrict in any way the rights of the Company and any of its Subsidiaries and PA Affiliates, which are hereby expressly reserved, to discharge any Provider at any time for any reason whatsoever, with or without Cause.

18.                               Unfunded Plan; PSPP Not Subject to ERISA.  The PSPP is an unfunded plan and Provider shall have the status of unsecured creditors of the Company.  The PSPP is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

19.                               Freedom of Action.  Nothing in the PSPP shall be construed as limiting or preventing the Company or any of its Affiliates from taking any action that it deems appropriate or in its best interest (as determined in its sole and absolute discretion) and no Provider (or person claiming by or through a Provider) shall have any right relating to the diminishment in the value of any account or any associated return as a result of any such action.  The foregoing shall not constitute a waiver by a Provider of the terms and provisions of the PSPP.

20.                               Severability.  In the event any portion of the PSPP or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the PSPP, and the PSPP shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

21.                               Governing Law.  The PSPP and all Offerings shall be construed in accordance with and governed by the laws of the state of Delaware, without regard to the choice of law rules thereunder.

22.                               Conformity to Securities Laws.  The PSPP is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated under any of the foregoing, to the extent the Company, any of its Subsidiaries and PA Affiliates or any Provider is subject to the provisions thereof.  Notwithstanding anything herein to the contrary, the PSPP shall be administered only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the PSPP shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.